SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of February 25, 2005, by and among WinWin Gaming, Inc., a Delaware corporation, with headquarters located at 8687 W. Sahara Ave. Suite 201, Las Vegas, Nevada 89117 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (each, a "Buyer" and collectively, the "Buyers").

      WHEREAS:

      A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (as so amended, the "1933 Act");

      B. The Company has authorized the issuance and sale of up to fourteen million (14,000,000) shares of its common stock, par value $0.01 per share (the "Common Stock") and warrants, in substantially the form attached hereto as Exhibit A (the "Warrants"), pursuant to the terms of this Agreement;

      C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of up to fourteen million (14,000,000) shares of Common Stock (the "Offered Shares") in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers, together with Warrants exercisable into share of Common Stock (the "Warrant Shares"); and

      D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

1.    PURCHASE AND SALE OF OFFERED SHARES.

            a. Purchase of Offered Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of Offered Shares set forth opposite such Buyer's name on the Schedule of Buyers, together with the Warrants, at the respective purchase price (the "Purchase Price") set forth opposite such Buyer's name on the Schedule of Buyers (the "Closing"). The Offered Shares, together with the Warrants and the Warrant Shares are referred to herein as the "Securities").

            b. Closing Dates.

                  i. Initial Closing Date. The date and time of the initial Closing (the "Initial Closing Date") shall be 10:00 a.m. California Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The initial Closing shall occur on the Closing Date at the offices of Shartsis, Friese & Ginsburg LLP, One Maritime Plaza, 18th Floor, San Francisco, California 94111.


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

            ii. Subsequent Closings. It is anticipated that new investors reasonably approved by the initial Buyer hereunder (the "New Buyers") may not be purchasing Offered Shares at the initial Closing, but may acquire Offered Shares in an aggregate amount (taken together with the Offered Shares acquired by the initial Buyer) not to exceed Fourteen Million (14,000,000) shares of Common Stock at additional closings to occur on or before the thirtieth (30th) day following the date hereof (each a "Subsequent Closing," and together with the Initial Closing, the "Closings"; with the date of any Initial Closing or Subsequent Closing, as applicable, being referred to herein as a "Closing Date"), provided however, that Van Wagoner Private Opportunities Fund L.P. shall have the right to acquire up to 2,000,000 Offered Shares at the first Subsequent Closing of at least 1,000,000 Offered Shares to New Buyers, or if no such Subsequent Closing occurs, on the thirtieth (30th) day after the Initial Closing. Any such Offered Shares Van Wagoner Private Opportunities Fund L.P. elects not to purchase at the first Subsequent Closing shall thereafter be available for sale as otherwise provided in this Section 1.b.ii. Any sales of Offered Shares and Warrants at Subsequent Closings shall be made on the terms and conditions set forth in this Agreement and shall be considered to have been issued pursuant hereto. The Schedule of Buyers shall be amended at each Subsequent Closing, without the need to obtain the consent of any party hereto, to reflect the name and address of each New Purchaser participating in such Subsequent Closing, the number of Offered Shares issued at such Subsequent Closings and the other information required by the Schedule of Buyers. Each New Purchaser who participates in a Subsequent Closing shall execute and deliver to the Company a counterpart signature page or joinder to this Agreement pursuant to which each such New Purchaser agrees to be bound by the terms and provisions hereof. The Company shall deliver to each such New Purchaser at each Subsequent Closing a Compliance Certificate executed by an executive officer of the Company, dated the Subsequent Closing Date, and certifying (i) that the representations and warranties made by the Company in Section 3 of this Agreement were true and correct when made, and are true and correct in all material respects as of the Subsequent Closing Date and (ii) that all covenants, agreements, and conditions contained in this Agreement to be performed by the Company on or prior to the Subsequent Closing have been fully performed or complied with in all material respects.

            iii. Form of Payment. On the Closing Date, (i) each Buyer shall pay an amount equal to the Purchase Price to the Company for the Offered Shares and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, stock certificates (in the denominations as such Buyer shall request (the "Common Stock Certificates") representing such number of the Offered Shares which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), along with the Warrant, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.    BUYERS' REPRESENTATIONS AND WARRANTIES.

      Each Buyer represents and warrants, severally and not jointly, that:

            a. Investment Purpose. Such Buyer (i) is acquiring the Offered Shares and the Warrants for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Offered Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of them at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and otherwise in accordance with applicable law.

            b. Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D, and such Buyer is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies.

            c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

            d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

            c. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            d. Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder or there is an exemption from registration;
(ii) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act, as amended, or any successor rule thereto ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            e. Legends. Such Buyer understands that the certificates or other instruments representing the Securities, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, WHICH MAY RESTRICT THE TRANSFER OF SUCH SECURITIES IN CERTAIN CIRCUMSTANCES. A COPY OF SUCH AGREEMENT MAY BE OBTAINED, WITHOUT CHARGE, AT THE COMPANY'S PRINCIPAL OFFICE.

The legends set forth above shall be removed and the Company shall issue a certificate without such legends to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Such Buyer acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legends have been removed, only pursuant to (i) a registration statement effective under the 1933 Act or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act, including, without limitation, a transaction pursuant to Rule 144.

            f. Validity; Enforcement. Such Buyer has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            g. Residency. Such Buyer is a resident of that state and country specified in its address on the Schedule of Buyers.

            h. Brokers or Finders. The Company will not incur, directly or indirectly, as a result of any action taken by the Buyers, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company represents and warrants to each of the Buyers that:

            a. Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means a "Subsidiary" as defined in Rule 405 under the 1933 Act) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted, except where the failure of any Subsidiary to be duly organized, validly existing and in good standing would not have a Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a).

            b. Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Offered Shares and the Warrants and the reservation for issuance and the issuance of the shares of Common Stock to be issued on exercise of the Warrants (the "Warrant Shares"), have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

            c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which as of the date hereof, 41,411,601 shares are issued and outstanding, 20,000,000 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 4,189,445 shares are issuable and reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 10,000,000 shares of Preferred Stock, of which as of the date hereof, no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) none of the Company or any of its Subsidiaries has any outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, and (vii) the Company does not have any stock appreciation rights or stock "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws as amended and as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.
Schedule 3(c) lists all issuances of the Company's securities (both debt and equity) since January 1, 2004, detailing the name of the acquirer, the number and type of securities acquired, and the consideration paid. Schedule 3(c) also lists each sale of Common Stock by the Company's officers, directors and greater than 5% owners of the Company's Common Stock from January 1, 2004, through and including the date of this Agreement.

            d. Issuance of Securities. The Offered Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and nonassessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Incorporation. A sufficient number of shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon exercise of the Warrants such that upon such exercise the Company will have sufficient shares to issue to the holders of the Warrants in order to satisfy its obligations thereunder. Upon exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

            e. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Incorporation and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and the issuance and registration of the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined in Section 4(h) below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, except, in each case, where such violation, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except, in each case, where such violation could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents or to perform its obligations under the Certificate of Designations, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

            f. SEC Documents; Financial Statements. Since April 14, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to or otherwise made available to the Buyers or their respective representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information.

            g. Absence of Certain Changes. Except as disclosed in Schedule 3(g), since December 31, 2003, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. Except as disclosed in Schedule 3(g), since December 31, 2003 the Company has not declared or paid any dividends, sold any assets in excess of $50,000 outside of the ordinary course of business or had capital expenditures in excess of $50,000. Except as disclosed in Schedule 3(g), since December 31, 2003, there has not been any other event which could have a Material Adverse Effect or which could adversely affect the validity or enforceability of, or the authority or the ability of the Company to perform its obligations under the Transaction Documents.

            h. Absence of Litigation. Except as set forth in Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could have a Material Adverse Effect.

            i. Acknowledgment Regarding Buyers' Purchase of Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's-length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

            j. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

            k. No General Solicitation. Neither the Company, nor any of its affiliates, nor, to the Company's knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

            l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor, to the Company's knowledge, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act (except pursuant to the Registration Rights Agreement) or cause the offering of the Securities to be integrated with other offerings.

            m. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer, to the best knowledge of the Company and its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, nondisclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

            n. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted or as proposed to be conducted, except where the failure to own or possess such rights could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement, unless such expiration or termination could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, and the Company is not aware of any third party making any unauthorized or infringing use of the intellectual properties of the Company or any of its Subsidiaries.

            o. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval except where, in each of the three foregoing cases, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            p. Title. The Company and its Subsidiaries have sufficient title to all real property, if any, owned by it and good and valid title to all personal property owned by it which, in each case, is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects, except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

            q. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged, and all of such insurance is in full force and effect. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

            r. Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess any such certificate, authorization or permit could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

            s. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general specific or authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            t. Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            u. Transactions With Affiliates. Except as set forth in Schedule 3(u) or in the SEC Documents filed at least ten (10) days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            v. Rights Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

            w. No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

            x. Material Contracts. All material contracts of the Company that are required by applicable rules and regulations of the SEC to be filed as exhibits to the SEC Documents ("Material Contracts") have been so filed. The Company has not received notice of a default and is not in default under, or with respect to, any Material Contract. To the knowledge of the Company, no other party to any Material Contract is in default thereunder, nor does any condition exist that, with notice or lapse of time or both, would constitute a default by such party thereunder.

            y. Brokers or Finders. The Buyers will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby.

            z. Officers, Directors and 5% Shareholders. Each of the Company's key executive officers and directors and persons owning 5% or more of the Common Stock is listed on Schedule 3(z).

4.    COVENANTS.

            a. Closing Conditions Compliance. Each party shall use its best efforts to satisfy timely each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

            b. Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States. The Company shall make all filings and reports relating the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

            c. Reporting Status. Until the earlier of (i) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Offered Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Offered Shares and the Warrant Shares and (B) none of the Offered Shares or Warrants is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            d. Use of Proceeds. The Company will use the proceeds from the sale of the Offered Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

            e. Financial Information. The Company agrees that until the second anniversary of the Initial Closing it shall send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within two (2) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K, including any amendments to such documents, and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, provided that if any such report is not filed with the SEC through EDGAR then the Company shall deliver a copy of such report to each Investor by facsimile on the same day it is filed with the SEC; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

            f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of all outstanding Warrants.

            g. Lock Up. The Company shall obtain for Buyers' benefit the written agreement from each of its executive officers and directors not to sell, loan, dispose, pledge or transfer, directly or indirectly, more than five percent (5%) of the Company's capital stock they own or control, such restrictions to apply from the date hereof through the period ending on the day following the 180th consecutive day that the Registration Statement is available for the resale of the Offered Shares and Warrant Shares. Such agreement shall be in substantially the form provided in Exhibit B hereto. The Company shall provide a standing stop with its transfer agent to prohibit any such proscribed activity.

            h. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. Subject to meeting applicable listing requirements, the Company shall use reasonable business efforts to obtain authorization of the Common Stock for quotation on the Nasdaq National Market, the Nasdaq SmallCap Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., as applicable (the "Principal Market"). Once listed for quotation on the Principal Market, neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

            i. Expenses. The Company shall reimburse Van Wagoner Private Opportunities Fund L.P. its expenses (including reasonable attorneys' fees and expenses) in due diligence and negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby up to an aggregate of $25,000.

            j. Filing of Form 8-K. On or before the first (1st) business day following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act.

            k. Limitation on Filing Registration Statements. From the date hereof through the period ending on the day following the 30th consecutive trading day that the Registration Statement is available for the resale of the Offered Shares and Warrant Shares, the Company shall not register any securities other than the Securities and securities on Form S-8 issued in connection with any stock option plan, stock purchase plan, stock bonus plan or other plan for the benefit of employees, officers or directors of the Company.

5.    TRANSFER AGENT INSTRUCTIONS.

            a. Delivery of Legended Common Stock. Upon execution of this Agreement, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Offered Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company (the "Irrevocable Transfer Agent Instructions"), which instructions shall be in the form as provided in Exhibit D hereto. Prior to registration of the Offered Shares and the Warrant Shares under the 1933 Act, all Securities shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Offered Shares and the Warrant Shares, prior to registration of the Offered Shares and the Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement.

            b. Delivery of Unlegended Common Stock. After the Offered Shares and Warrant Shares have been registered for resale, in lieu of delivering physical certificates representing Offered Shares or Warrant Shares, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of a Buyer who shall have previously instructed its broker to confirm such request to the Company's transfer agent, the Company shall cause its transfer agent to transmit electronically the Offered Shares or the Warrant Shares to the Buyer by crediting the account of the Buyer's prime broker with DTC through its Deposit Withdrawal Agent Commission system no later than the date upon which the Company is required to deliver shares to the Buyer under the terms of this Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances (including, without limitation, by delivering a certificate of an executive officer of such Buyer) that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legend.

            c. Timing of Delivery. Whenever the Company is required to deliver Securities under the Transaction Documents, whether with or without a restrictive legend, such delivery shall be made within three (3) business days of the day that request is made for delivery of such Securities.

            d. Specific Performance. The Company acknowledges that a breach by it or its transfer agent of their respective obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      The obligation of the Company hereunder to issue and sell the Offered Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

            a. Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

            b. Such Buyer shall have delivered to the Company the Purchase Price for the Offered Shares and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

            c. The representations and warranties of such Buyer shall be true and correct as of the Closing Date (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

            d. The offer and sale of the Offered Shares and the related Warrants to such Buyer pursuant to this Agreement shall be exempt from the registration requirements under the 1933 Act and shall be exempt from the registration and/or qualification requirements of all applicable state securities laws.

            e. Such Buyer shall have delivered to the Company such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel reasonably request.

8.    CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

      The obligation of each Buyer hereunder to purchase the Offered Shares at each Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

            a. The Company shall have executed each of the Transaction Documents and delivered the same to such Buyer.

            b. Trading in the Common Stock shall not have been suspended.

            c. The representations and warranties of the Company shall be true and correct as of the Closing Date (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

            d. Such Buyer shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit C attached hereto.

            e. The Company shall have executed and delivered to such Buyer the Warrants and the Common Stock Certificates (in such denominations as such Buyer shall request) for the Offered Shares being purchased by such Buyer at the Closing.

            f. The Board of Directors of the Company shall have adopted resolutions authorizing the issuance of the Offered Shares, the Warrants and the Warrant Shares and the other transactions provided by this Agreement and the Transaction Documents in a form reasonably acceptable to such Buyer.

            g. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock a sufficient number of shares of Common Stock for the purpose of effecting the exercise of the Warrants.

            h. The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

            i. The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

            j. The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within 10 days of the Closing Date.

            k. The Company shall have delivered to such Buyer a secretary's certificate, dated as the Closing Date, as to (i) the resolutions described in
Section 7(f), (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

            l. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

            m. The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel reasonably request.

9.    INDEMNIFICATION.

      In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall, for a period of twelve months following the date the Offered Shares and the Warrant Shares have been continuously registered for resale for at least 30 consecutive trading days, defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, officers, directors, employees, direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Notwithstanding anything in ??this Section 8 to the contrary, in no event shall a Buyer have or assert any claim against the Company based upon or arising out of any matter for which a Buyer is entitled to indemnification hereunder unless, until and to the extent that the aggregate of all such claims under this Section 8, exceeds $10,000 aggregate threshold (at which point the Company will be obligated to indemnify such Buyer or Buyers from and against all such Indemnified Liabilities back to the first dollar).

10.   GOVERNING LAW; MISCELLANEOUS.

            a. Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of San Francisco, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of a majority of the Offered Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Offered Shares then outstanding.

            f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Winwin Gaming, Inc.
                           8687 W. Sahara Ave.
                           Suite 201
                           Las Vegas, Nevada  89117
                           Telephone: (702) 212-4530
                           Facsimile:  (702) 212-4553
                           Attention:  President

                  With a copy to:

                           Louis A. Bevilacqua
                           Thelen Reid & Priest LLP
                           701 Pennsylvania Avenue, N.W.
                           Suite 800
                           Washington, D.C. 20004-2608
                           Telephone: 202-508-4281
                           Facsimile:  202-654-1804

                  If to the Transfer Agent:

                           Integrity Stock Transfer
                           2920 N. Green Valley Parkway
                           Building 5  Suite 527
                           Henderson, NV 98014
                           Telephone: 702-317-7757
                           Facsimile: 702-796-5650
                           Attention: Don Maddalon

      If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives, if any, specified on the Schedule of Buyers

, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party in accordance with the above provisions five (5) days prior to the effectiveness of such change.

            g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Offered Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of a majority of the Offered Shares then outstanding, including by merger or consolidation. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption. Notwithstanding anything to the contrary contained in the Transaction Documents, the Buyers shall be entitled to pledge the Securities in connection with a bona fide margin account.

            h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. Survival. The representations, warranties and covenants of the Company and the Buyers shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            j. Publicity. The Company and each Buyer holding more than 25% of the Offered Shares shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although such Buyers shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

            k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            l. No Strict Construction. The language used in this Agreement will deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            m. Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to Buyers by reason of the Company's failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable by Buyers. If a Buyer institutes any action or proceeding to specifically enforce the provisions hereof, any person or entity against whom such action or proceeding is brought hereby waives the claim or defense therein that such Buyer has an adequate remedy at law, and such person or entity shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

            n. Independence. The Company and each Buyer acknowledge that each Buyer (other than Buyers that are affiliated with each other prior to the signing of this Agreement) is acting and has acted independently from one another and not as a group in connection with the transaction evidenced by the Transaction Documents, including without limitation, performing due diligence, negotiating the Transaction Documents, and deciding whether to acquire the Securities, hold the Securities, vote the Securities or dispose of the Securities. The Company and each Buyer (other than Buyers that are affiliated with each other prior to the signing of this Agreement) further acknowledge that each Buyer intends to act independently from one another and not as a group in connection with (i) any amendment or waiver of rights under this Agreement or the Registration Rights Agreement, (ii) any future purchase or sale of the Company's equity securities, (iii) the acquisition, holding, voting or disposing of the Securities or any other capital stock of the Company, or (iv) any other matter arising under or related to the Transaction Documents.

            o. Representation. Each party hereto acknowledges that Van Wagoner Private Opportunities Fund L.P. retained Shartsis, Friese & Ginsburg LLP to represent it in connection with the Transaction Documents, that such its interests may not necessarily coincide with the interests of the other Buyers, and that each Buyer has consulted with, or has had the opportunity to consult with, its own legal counsel and has not relied on Shartsis, Friese & Ginsburg LLP for legal counsel in connection with this transaction.

            p. Exculpation. Each Buyer acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Buyer agrees that no Buyer nor the respective controlling person, officers, directors, partners, agents or employees of any Buyer shall be liable to any other Buyer for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase or sale of the Securities or the execution of or performance under any of the Transaction Documents..

                                   * * * * * *

      IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                        COMPANY:

                                        WinWin Gaming, Inc.

                                        By: /s/ Patrick O. Rogers
                                           -------------------------------------
                                           Name:  Patrick O. Rogers
                                           Title: Chairman and
                                                  Chief Executive Officer

                                     BUYERS:

                                     Van Wagoner Private Opportunities Fund L.P.

                                     By: /s/ Garrett Van Wagoner
                                        ----------------------------------------
                                        Name: Garrett Van Wagoner
                                        Title:

                          SECURITIES PURCHASE AGREEMENT
                   BUYER SIGNATURE PAGE AND JOINDER AGREEMENT

      By executing this page in the space provided, the undersigned hereby agrees (i) that the undersigned is a "Buyer," as defined in the Securities Purchase Agreement, dated February 25, 2005, among WinWin Gaming, Inc. and the initial Buyers party thereto (as amended, modified and supplemented from time to time, the "Agreement"), (ii) that the undersigned is a party to the Agreement for all purposes and is obligated with respect to the purchase of the number of Securities specified on the amended Schedule of Buyers dated as of the date hereof (a copy of which is attached hereto) and (iii) that the undersigned is bound by all of the terms and conditions of the Agreement.

                                        For Individuals:


                                        ________________________________________
                                        Print Name Above


                                        ________________________________________
                                        Sign Name Above

                                        For Entities:


                                        Print Name Above


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                               SCHEDULE OF BUYERS
                             As of February 25, 2005

                            Investor's (and Investor's             Number of
                         Representative's, if any) Address          Offered         Number of         Purchase
Investor's Name               and Facsimile Number                  Shares           Warrants           Price
---------------               --------------------                  ------           --------           -----
Van Wagoner Private
Opportunities Fund                                                                As provided in
L.P.                     c/o Van Wagoner Capital Management        4,000,000         Warrant         $2,000,000
                         755 Sansome Street, Suite 350
                         San Francisco, CA 94111
                         Fax: 415-835-5050

                         With a copy to:

                         Steven O. Gasser, Esq.
                         Shartsis, Friese & Ginsburg LLP
                         One Maritime Plaza, 18th Floor
                         San Francisco, CA 94111
                         Fax: 415-421-2922

--------------------------------------------------------------------------------

                                    SCHEDULES

Schedule 3(a)    Subsidiaries
Schedule 3(c)    Capitalization
Schedule 3(g)    Material Changes
Schedule 3(h)    Litigation
Schedule 3(z)    Key Executives and Directors
Schedule 4(d)    Use of Proceeds

                                    EXHIBITS

Exhibit A        Form of Warrant
Exhibit B        Form of Lock Up
Exhibit C        Form of Company Counsel Opinion
Exhibit D        Form of Irrevocable Transfer Agent Instructions